FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        Report Under Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                      Current Report As Of February 2, 2006

                         Commission File Number 0-26999

                         GARB OIL AND POWER CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                                87-0296694
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(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                        1588 South Main Street, Suite 200
                           Salt Lake City, Utah 84115
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                    (Address of principal executive offices)

        Registrant's telephone number including area code (801)832-9865

                  --------------------------------------------
                  Former Address, if changed since last report

EXPLANATORY NOTE: This amendment to the Form 8-K filed on February 3, 2006, is to correct certain inadvertent statements that were not correct or needed additional explanation. For the most part only the corrected or additional information is set forth.

Item 3.02 Unregistered sales of Equity Securities.

         In September 2005, the Company sold 362,500 shares of common stock to John J. Drammis for $25,000 in an isolated transaction. The Company borrowed the shares from GCA for the sale. The proceeds were used for working capital. The certificates bore a restricted legend. Mr. Drammis still holds the shares.

         GCA issued 600,000 shares of the Company's common stock to three consultants. The consultants are Monty Hamilton, 150,000 shares; Import Marketing Corporation, LLC, an entity controlled by Herbert Kugelmeier, 150,000 shares and 100,000 shares; and Hildegard Mattare, 200,000 shares. The issuance of the 600,000 shares was treated as a contribution to capital and the Company is not obligated to return to GCA any of the 600,000 shares. The consultants are to advise and assist the Company in obtaining funding and financing. The consulting agreements were oral agreements. The per share values were $.05 and $.04 with a total of $27,000.

         The Company's CEO and former president has accrued salary since 1991 in an amount totaling $700,000. The Company and the CEO by oral agreement at one time agreed that accrual would be forgiven if the Company issued him 2,000,000 shares of its common stock. The parties have now determined not to proceed with and to cancel this proposal.

         On July 15, 2005, the Company was obligated to issue loan fees in amounts of 80,000 shares to Rodaric Group, LLC, 87,000 shares to Frank Gillen, and 70,000 shares to Robert Taylor. The loans were in principal amounts of $40,000, $87,000, and $35,000 respectively. Garbalizer Corporation of American ("GCA") loaned the shares to the Company for the loan fees. GCA will only receive the return of the shares for making the shares available to the Company.


Item 9.01 Financial Statement and Exhibits.

Exhibit
 No.      Description                                          Location
 ---      -----------                                          --------

3.1      Article of Incorporation                          Previously Filed
                                                           Form 10, No. 0-14859.

3.2      Bylaws                                            Previously filed.
                                                           (Form 10)

10.1     Employment Agreement with John                    Previously filed.
         Brewer.                                           (Form 10)

10.2     Agreement with Giant Tire                         Previously filed.
         Recyclers, Inc.                                   (10-KSB, 6-30-97)

10.3     Project Development and                           Previously filed.
         Construction Agreement with                       (8-K, 5-11-98)
         Trenergy, Inc.

10.4     Extension Agreement with Giant                    Previously filed.
         Tire Recyclers, Inc.                              (10-KSB, 6-30-01)

10.5     Agreement between Garbalizer                      Previously filed.
         Corporation and the Company.                      (10-KSB, 6-30-04)

10.6     Employment Agreement with Louis                   Previously filed.
         J. Zant.                                          (8-K, 6-21-05)

10.7     Loan agreement between the Company                Previously filed.
         and W. E. Hamilton Family                         (8-K, 2-3-06)
         Corporation dated April 4, 2002,
         for $25,000.

10.8     Loan agreement between the Company                Previously Filed.
         and John Wright dated 1/21/03 for                 (8-K, 2-3-06)
         $10,000.

10.9     Loan agreement between the Company                Previously Filed.
         and John Wright dated 3/26/03 for                 (8-K, 2-3-06)
         $5,000.

10.10    Loan agreement between the Company                Previously Filed.
         and John Wright dated 7/15/03 for                 (8-K, 2-3-06)
         $5,000.

10.11    Loan agreement between the Company                Previously Filed
         and Robert Taylor dated 5/10/05 for               (8-K, 2-3-06)
         $35,000.

10.12    Loan Agreement between the Company                Previously Filed.
         and Rodaric Group, LLC dated 5/19/05              (8-K, 2-3-06)
         for $40,000.

10.13    Loan Agreement between the Company                Previously Filed.
         and Frank Gillen dated 6/13/05 for                (8-K, 2-3-06)
         $87,000.

10.14    Loan Agreement between the Company                Previously Filed.
         and Rodaric Group, LLC, dated                     (8-K, 2-3-06)
                    10/17/05 for $140,578.

10.15    Loan Agreement between the Company                Previously Filed.
         and LTD II Enterprises dated 1/6/06               (8-K, 2-3-06)
         for $50,000.

10.16    Employment agreement between the                  Previously Filed.
         Company and Matthew Shepherd dated                (8-K, 2-3-06)
         January 9, 2006.

21.1     List of Subsidiaries                              Previously filed.
                                                           (10-KSB, 6-30-95)

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date March 7, 2006

Garb Oil and Power Corporation


By /s/ John Brewer
-------------------------
John Brewer
Chief Executive Officer
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